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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        --------------------------------

                                    FORM 8-K
                        --------------------------------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 19, 2006
                            -------------------------

                                  WEB.COM, INC.
             (Exact name of registrant as specified in its charter)
                            -------------------------

               MINNESOTA                               000-17932                             41-1404301
---------------------------------------- -------------------------------------- --------------------------------------
     (State or Other Jurisdiction              (Commission File Number)                     (IRS Employer
           of Incorporation)                                                             Identification No.)

            303 PEACHTREE CENTER AVENUE, SUITE 500, ATLANTA, GA 30303
               (Address of principal executive office) (zip code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (404) 260-2477

                                       N/A
          (Former name or former address, if changed since last report)

                            -------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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


SECTION 1

ITEM 1.01   ENTRY INTO AND AMENDMENT OF MATERIAL DEFINITIVE AGREEMENT

Acquisition of WebSource Media, LLC

     On May 19, 2006, Web.com, Inc. (the "Company"), Web Astro Acquisition, L.P., a Delaware limited partnership wholly-owned by the Company ("Web Astro"), WebSource Media, LLC, a Texas limited liability company ("WSM"), and Marc Smith, as representative of the members of WSM ("Members' Representative"), entered into an Agreement and Plan of Merger (the "Agreement") for the acquisition, by merger, of WSM by the Company. The Agreement provides that WSM, as of the date of filing of applicable merger documents with the Texas Secretary of State, will be merged into Web Astro, with Web Astro as the surviving entity. Each WSM member, in exchange for his/her/its membership interest, will be entitled to receive a pro rata share of the merger consideration as described below.

     In consideration for the acquisition of WSM by the Company as described above, the Company agreed to provide cash in an amount of approximately $2,600,000 to satisfy certain liabilities incurred by WSM relating to transaction fees and working capital indebtedness. As additional consideration payable upon the achievement of defined revenue (billings) and profitability (EBITDA) financial milestones over a 38 month period from closing, the Company agreed to pay, as minimum consideration, up to approximately $1,200,000 in cash. Additionally, the Company agreed to consideration payable upon the achievement of defined revenue (billings) and profitability (EBITDA) financial milestones, over a 35 month period from closing ("Earn-out Period"), as base consideration, an amount of up to $7,000,000 in cash and the issuance of up to 1,000,000 shares of its common stock, par value $0.01 ("Common Stock"). If financial milestones (revenues (billings) and profitability (EBITDA)) are achieved in excess of those milestones which trigger payment of the base consideration, the Company will, as growth consideration, issue (i) up to an additional 500,000 shares of its Common Stock and (ii) five-year warrants for the purchase of up to 1,000,000 shares of its Common Stock at an exercise price of $6.00 per share (the "Warrants"). The Agreement contemplates a change in the timing and the amount of the consideration payable if, during the Earn-out Period, the Company sells WSM's business to an unrelated third party or if a change in control of the Company occurs and if the Company thereafter refuses to confirm its commitment to the ongoing operations of WSM.

     The Agreement contains customary representations and warranties by WSM, including organization and qualification, capitalization, subsidiaries, authorization, compliance with laws, valid issuance of membership interests, governmental consents, litigation, intellectual property, compliance with other instruments, permits, environmental and safety laws, title to property and assets, financial statements, agreements with existing members, absence of certain changes and events, material agreements, absence of defaults and disruptions, insurance, tax returns and audits, employees, and brokers or finders. The representations and warranties made by WSM are qualified by information contained in disclosure schedules delivered in connection with the execution of the Agreement.

     The Agreement contains representations and warranties by each member of WSM, including authorization, accuracy of WSM's representations and warranties, ownership of the WSM membership interest, compliance with other instruments, legended securities, no recommendation, information, speculative investment, and due consideration.

     The Agreement contains customary representations and warranties by the Company and Web Astro, including organization, authorization, compliance with other instruments, and securities matters.

     The Agreement provides that each member of WSM designates and appoints Marc Smith as the Members' Representative with the sole and exclusive authority to act on behalf of the members with respect to all matters contemplated in the Agreement.

     The Agreement incorporates by reference a certain Consideration Agreement, of even date (the "Consideration Agreement"), entered into by and among Web Astro, the Company and each member of WSM. The Consideration Agreement requires that each WSM member execute the Consideration Agreement and a Registration Rights Agreement as a condition to receipt of consideration payable under the terms and conditions of the Agreement.

     The Company entered into a Registration Rights Agreement, dated as of May 19, 2006 (the "Rights Agreement"), with Marc Smith and Keith Hendrick, in their capacity as representatives of WSM's members, and with each WSM member who is a signatory to the Rights Agreement. The Rights Agreement contemplates the issuance by the Company of an aggregate of 2,500,000 shares of Common Stock (including up to 1,000,000 shares from the exercise of the Warrants) (the "Registrable Shares") as consideration payable to WSM's members as described above. In general, the Rights Agreement requires that the Company file, at its own expense and within 45 days of the date of the Rights Agreement, with the Securities and Exchange Commission a Form S-3 registration statement that includes the registration of the Registrable Shares among other shares of Common Stock being registered. The Company has also covenanted to timely file all reports required by the Securities Act of 1933 ("'33 Act") and the Securities Exchange Act of 1934 so as to enable a Holder (as defined in the Rights Agreement) of Registrable Securities to sell Registrable Securities without registration of such securities and in reliance on exemptions under the '33 Act.

     The description of the Agreement above is qualified in its entirety by reference to the full text thereof, a copy of which is incorporated herein by reference and attached hereto as Exhibit 2.1.

     On May 23, 2006, Web.com issued a press release describing the transaction, a copy of which is incorporated herein by this reference.

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01   COMPLETION OF ACQUISITION OF ASSETS

     Pursuant to the terms and conditions of the Agreement described above and incorporated herein by this reference, the Company's affiliate, Web Astro, acquired all of the assets of WSM by merger. The assets included approximately 22,000 customer accounts, intellectual property, and a number of web servers, other computer hardware and miscellaneous office equipment and supplies used in the WSM business.

     The Company committed to provide cash in an amount of approximately $2,600,000 to satisfy certain liabilities incurred by WSM relating to transaction fees and working capital indebtedness. As additional consideration payable upon the achievement of defined revenue (billings) and profitability (EBITDA) financial milestones over a 38 month period from closing, the Company agreed to pay, as minimum consideration, up to approximately $1,200,000 in cash. Additionally, the Company agreed to consideration payable upon the achievement of defined revenue (billings) and profitability (EBITDA) financial milestones, over a 35 month period from closing, as base consideration, an amount of up to $7,000,000 in cash and the issuance of up to 1,000,000 shares of its Common Stock. If financial milestones are achieved in excess of those milestones which trigger payment of the base consideration, the Company will, as growth consideration, issue (i) up to an additional 500,000 shares of its Common Stock and (ii) Warrants for the purchase of up to 1,000,000 shares of its Common Stock.

     In addition, in connection with the acquisition, the Company entered into employment agreements with four former key employees of WSM. Each of the employment agreements provides for a term of 38 months and a compensation package of base salary and benefits at a level consistent with those they received as employees of WSM.

ITEM 2.03   CREATION OF A DIRECT FINANCIAL OBLIGATION

     The discussion in Items 1.01 and 2.01 above is incorporated herein by reference. As discussed above, the Agreement provides for a series of payments by Web.com to the former WSM members in cash, Common Stock and Warrants over a 38 month period.


SECTION 3

3.02 UNREGISTERED SALE OF EQUITY SECURITIES

     See Item 1.01 above, for a description of a transaction involving the issuance of equity securities. The transactions described above provide that the Company's Common Stock (as defined above) and the Warrants (as defined above) will be issued subject to the achievement of certain financial milestones. Such issuances would be exempt from registration in reliance upon an exemption under
Section 4(2) of the Securities Act of 1933 as a transaction by an issuer not involving a public offering. The Warrants have a five-year term and have an exercise price of $6 per share of Common Stock.

SECTION 8   OTHER EVENTS

ITEM 8.01   OTHER EVENTS

See Item 1.01 above, the contents of which are incorporated herein by reference.

SECTION 9  FINANCIAL STATEMENTS AND EXHIBITS.
ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements.

     In accordance with Item 9.01(a), WebSource's audited financial statements will be filed by an amendment to this Current Report on Form 8-K as soon as practicable, but in no event later than 71 days after this Report on Form 8-K is required to be filed.

     (b) Pro Forma Financial Information.

     In accordance with Item 9.01(b), WebSource's pro forma financial statements will be filed by an amendment to this Current Report on Form 8-K as soon as practicable, but in no event later than 71 days after this Report on Form 8-K is required to be filed.

     (c) Shell Company Transactions.

     Not applicable.


     (d) Exhibits.

Exhibit
Number         Description
-------        -----------

2.1(1)(2)      Agreement  and  Plan  of  Merger  dated  as  of  May 19, 2006, by
               and  among   WebSource   Media,   LLC,  Marc  Smith,   Web  Astro
               Acquisition, L.P., and Web.com, Inc.

10.1           Registration  Rights  Agreement  dated as of May 19, 2006, by and
               among   Web.com,   Inc.,   Marc  Smith  and  Keith   Hendrick  as
               Stockholders Representatives, and the Investors named therein

10.2 Consideration Agreement dated as of May 19, 2006, by and among WebSource Media, LLC, Marc Smith, Web Astro Acquisition, L.P., and Web.com, Inc.

10.3 Form of Warrant Agreement dated as of May 19, 2006, by and among Web.com, Inc. and each of the Investors

99.1*          Press Release issued May 23, 2006

(1) In accordance with Item 601(b)(2) of Regulation S-K, certain of the schedules have been omitted and a list briefly describing the schedules is at the end of the Exhibit. The Registrant will furnish supplementally a copy of any omitted schedule to the commission upon request.
(2) The Registrant has requested confidential treatment for portions of this exhibit pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

* This exhibit is furnished, not filed.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Interland, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 23, 2006                    WEB.COM, INC.


                                        By:  /s/ Joseph A. Newcomb
                                             -----------------------------------
                                             Joseph A. Newcomb
                                             Executive Vice President and
                                             General Counsel

Exhibit
Number         Description
-------        -----------

2.1(1)(2)      Agreement  and  Plan  of  Merger  dated  as  of  May 19, 2006, by
               and  among   WebSource   Media,   LLC,  Marc  Smith,   Web  Astro
               Acquisition, L.P., and Web.com, Inc.

10.1           Registration  Rights  Agreement  dated as of May 19, 2006, by and
               among   Web.com,   Inc.,   Marc  Smith  and  Keith   Hendrick  as
               Stockholders Representatives, and the Investors named therein

10.2 Consideration Agreement dated as of May 19, 2006, by and among WebSource Media, LLC, Marc Smith, Web Astro Acquisition, L.P., and Web.com, Inc.

10.3 Form of Warrant Agreement dated as of May 19, 2006, by and among Web.com, Inc. and each of the Investors

99.1*          Press Release issued May 23, 2006

(1) In accordance with Item 601(b)(2) of Regulation S-K, certain of the schedules have been omitted and a list briefly describing the schedules is at the end of the Exhibit. The Registrant will furnish supplementally a copy of any omitted schedule to the commission upon request.
(2) The Registrant has requested confidential treatment for portions of this exhibit pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

* This exhibit is furnished, not filed.